Exhibit 11(b)



                       ARTHUR ANDERSEN


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to our firm included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Heitman Securities
Trust (File No. 33-24611).


                                   /s/ Arthur Andersen LLP

Philadelphia, Pa
  April 24, 1997